Exhibt 10.4

UNANIMOUS WRITTEN CONSENT OF
THE STOCKHOLDERS OF
ACCELERATED ACQUISITIONS XIX, INC.
A DELAWARE CORPORATION

The undersigned, being all of the stockholders of Accelerated Acquisitions XIX, Inc., a Delaware corporation (the "Company"), adopts the following resolutions by unanimous consent in lieu of a meeting pursuant to the by-laws of the Company and the Delaware General Corporation Laws:

RESOLVED, that the Company adopt a 2016 Employee, Director and Consultant Stock Plan in the form attached hereto as Exhibit A and incorporated herein in its entirety by this reference.

RESOLVED FURTHER, that the officers of the Company be, and each of them individually is, authorized, empowered and directed to take any and all actions required to carry out the purpose and intent of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned have adopted the foregoing resolutions by unanimous written consent on July 20, 2016.

/s/ Timothy Neher
Timothy Neher, Managing Member

/s/ Flavio Paltrinieri
Flavio Paltrinieri, Chairman and CEO